UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2025

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders (the “Annual Meeting”) of Cleveland-Cliffs Inc. (the “Company”) was held on May 15, 2025. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.
As of March 17, 2025, the record date for the Annual Meeting, there were 494,485,270 common shares of the Company entitled to vote at the Annual Meeting. Each such share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 374,011,038 common shares representing more than a majority of the voting power and constituting a quorum.
At the Annual Meeting, the shareholders voted on the following items:
Proposal No. 1: Election of Directors
All of the Company's nominees were elected as directors by the votes indicated below for a term that will expire on the date of the Company's 2026 annual meeting of shareholders:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES

Lourenco Goncalves	249,696,604	11,782,289	112,532,145
Douglas C. Taylor	250,804,105	10,674,788	112,532,145
John T. Baldwin	251,352,177	10,126,716	112,532,145
Ron A. Bloom	253,509,758	7,969,135	112,532,145
Jane M. Cronin	249,809,157	11,669,736	112,532,145
Susan M. Green	252,237,286	9,241,607	112,532,145
Ralph S. Michael, III	249,554,549	11,924,344	112,532,145
Ben Oren	248,164,857	13,314,036	112,532,145
Gabriel Stoliar	253,348,977	8,129,916	112,532,145
Arlene M. Yocum	254,108,976	7,369,917	112,532,145
Proposal No. 2: Approval, on an Advisory Basis, of our Named Executive Officers' Compensation
This proposal received an affirmative vote of over 90%, which is significantly more than a majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote. The voting results were as follows:

FOR	236,209,168
AGAINST	23,583,564
ABSTAIN	1,686,161
BROKER NON-VOTES	112,532,145

Proposal No. 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2025
This proposal received an affirmative vote of more than a majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote. The voting results were as follows:

FOR	356,690,759
AGAINST	15,768,744
ABSTAIN	1,551,535

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	May 21, 2025	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal and Administrative Officer & Secretary
4